UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):    February 17, 2012

LEUCADIA NATIONAL CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

NEW YORK
(State or Other Jurisdiction of Incorporation)

1-5721	13-2615557
(Commission File Number)	(IRS Employer Identification No.)

315 PARK AVENUE SOUTH, NEW YORK, NEW YORK	10010
(Address of Principal Executive Offices)	(Zip Code)

212-460-1900
(Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry Into a Material Definitive Agreement
Item 1.02.       Termination of a Material Definitive Agreement

On February 17, 2012, Leucadia National Corporation (the “Company”) and Berkshire Hathaway Inc. (“Berkshire”) executed an Agreement of Terms dated as of December 31, 2011.  Pursuant to the Agreement of Terms, a copy of which is filed at Exhibit 10.1 hereto and is incorporated herein by reference, the Company agreed to guaranty the payment to Berkshire, of 50% of all amounts that Berkshire may pay under Berkshire’s corporate guaranty of a $2.5 billion surety bond issued by a subsidiary of Berkshire in connection with a commercial paper facility of Berkadia Propriety Holding LLC, a company that is jointly owned by Berkshire and the Company.

In connection with entering into the Agreement of Terms, also on February 17, 2012, Berkshire and the Company terminated the previously disclosed $1.5 billion secured credit facility to Berkadia Commercial Mortgage LLC (“BCM”) and the related guaranty by the Company in favor of BH Finance LLC, a subsidiary of Berkshire, of 50% of BCM’s obligations.  The termination was effected pursuant to the General Termination and Release dated as of December 31, 2011 by and among BCM, BH Finance LLC, Baldwin Enterprises, Inc., Berkadia Commercial Mortgage Inc. and the Company.  At termination, no amounts were outstanding under the credit facility.  A copy of the General Termination and Release is filed herewith as Exhibit 10.2 and is incorporated herein by reference.

Item 8.01.       Other

Attached hereto as Exhibit 10.3 is the Form of Grant Letter under the Company’s Amended and Restated 1999 Stock Option Plan.

Item 9.01(c).   Exhibits

Exhibit No.          Description

10.1	Agreement of Terms dated as of December 31, 2011 between Leucadia National Corporation and Berkshire Hathaway Inc.

10.2
General Termination and Release dated as of December 31, 2011 by and among Berkadia Commercial Mortgage LLC, BH Finance LLC, Baldwin Enterprises, Inc., Berkadia Commercial Mortgage Inc. and Leucadia National Corporation.

10.3	Form of Grant Letter for the Company’s Amended and Restated 1999 Stock Option Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 24, 2012

LEUCADIA NATIONAL CORPORATION

	By:	/s/ Joseph A. Orlando
		Name:	Joseph A. Orlando
		Title:	Vice President and Chief Financial Officer

Exhibit Index
Exhibit No.          Description

10.1	Agreement of Terms dated as of December 31, 2011 between Leucadia National Corporation and Berkshire Hathaway Inc.

10.2
General Termination and Release dated as of December 31, 2011 by and among Berkadia Commercial Mortgage LLC, BH Finance LLC, Baldwin Enterprises, Inc., Berkadia Commercial Mortgage Inc. and Leucadia National Corporation.

10.3	Form of Grant Letter for the Company’s Amended and Restated 1999 Stock Option Plan.

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